Exhibit 10.2

THIRD AMENDMENT

TO

SECOND LIEN TERM LOAN AGREEMENT

dated as of

August 30, 2006

among

GOODRICH PETROLEUM COMPANY, L.L.C.,

as Borrower,

BNP PARIBAS,

as Administrative Agent,

and

The Lenders Party Hereto

THIRD AMENDMENT TO

SECOND LIEN TERM LOAN AGREEMENT

THIS THIRD AMENDMENT TO SECOND LIEN TERM LOAN AGREEMENT (this “Third Amendment”) dated as of August 30, 2006 (the “Third Amendment Effective Date”), is among GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company (“Borrower”); each of the undersigned Guarantors (collectively, the “Guarantors”); BNP PARIBAS (in its individual capacity as a lender, “BNP Paribas”), as administrative agent (in such capacity, together with its successors in such capacity, “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. Borrower, Administrative Agent and the Lenders are parties to that certain Second Lien Term Loan Agreement dated as of November 17, 2005, as amended by the First Amendment to Second Lien Term Loan Agreement, dated December 14, 2005 and the Second Amendment to Amended and Restated Credit Agreement, dated June 21, 2006 (the “Credit Agreement”), pursuant to which the Lenders have made certain loans to Borrower.

B. Borrower has requested, and the Lenders have agreed, to increase the size of the facility to $50,000,000 from $30,000,000 and to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Third Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Definitions. The definition of “Agreement” in Section 1.1 is hereby amended and restated in its entirety as follows:

“ ‘Agreement’ means this Second Lien Term Loan Agreement, as amended by the First Amendment to Second Lien Term Loan Agreement, dated December 14, 2005, the Second Amendment to Second Lien Term Loan Agreement, dated June 21, 2006 and the Third Amendment to Second Lien Term Loan Agreement, dated August 30, 2006.”

2.2 Amendment to Section 3.01(a). Section 3.01(a) is amended by replacing “$30,000,000” with “$50,000,000”.

2.3 Amendment to Schedule 2. Schedule 2 is hereby amended and restated in its entirety as follows:

SCHEDULE 2

LENDERS

Lender	Commitment Percentage	Commitment	Principal Amount of Principal Debt
BNP Paribas Address: 1200 Smith Street, Suite 3100 Houston, Texas 77002	70%	$35,000,000	$35,000,000
The Prudential Insurance Company of America 2200 Ross Avenue, Ste. 4200E Dallas, TX 75201	30%	$15,000,000	$15,000,000

Section 3. Additional Commitment.

3.1 Additional Term Loan.

(a) Subject to the terms and conditions of this Third Amendment, BNP Paribas agrees to make an additional term loan in U.S. dollars to Borrower within thirty (30) days of the Third Amendment Effective Date in an aggregate principal amount equal to twenty million dollars ($20,000,000.00). This additional term loan, which shall be part of the Commitments, is not revolving in nature, and amounts repaid or prepaid may not be reborrowed under any circumstance. Any portion of the Commitments not utilized within thirty (30) days of the Third Amendment Effective Date shall be permanently cancelled.

(b) BNP Paribas shall make its term loan as part of the Borrowing. Subject to Section 3.15 of the Credit Agreement, the Borrowing shall be comprised of a Base-Rate Tranche and/or LIBOR-Rate Tranche(s) as the Borrower may request in accordance herewith.

(c) Each Tranche may only be $5,000,000 or a greater integral multiple of $1,000,000. Notwithstanding any other provision of this Third Amendment or the Credit Agreement, Borrower shall not be entitled to request, or to elect to convert or continue, any Tranche if the Interest Period requested with respect thereto would end after the Stated-Termination Date.

3.2 Borrowing Procedure. The following procedures apply to the Borrowing:

(a) Borrowing Request. Borrower shall request the Borrowing by making or delivering a Borrowing Request (that may be telephonic if confirmed immediately in writing by 2:00 p.m. on the same Business Day) to the Administrative Agent, which is irrevocable and

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binding on Borrower, stating the Type, amount, and Interest Period for each Tranche and which must be received by the Administrative Agent no later than 11:00 a.m. on the third Business Day before the date on which funds are requested (which shall be a Business Day and no later than thirty (30) days after the Third Amendment Effective Date). Upon Administrative Agent’s or any Lender’s reasonable request, Borrower shall deliver to Administrative Agent or such Lender evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing.

(b) Funding. BNP Paribas shall remit the requested Borrowing to Administrative Agent’s principal office in New York, New York, in funds that are available for immediate use by Administrative Agent by 1:00 p.m. on the requested funding date. Subject to receipt of those funds, Administrative Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under Section 14.8 of the Credit Agreement) make those funds available to Borrower by (at Borrower’s option) (i) wiring the funds to or for the account of Borrower at the direction of Borrower or (ii) depositing the funds in an account designated by Borrower.

3.3 Termination. The additional Commitments referenced above shall terminate at 3.00 p.m., New York, New York time on the date that is thirty (30) days after the Third Amendment Effective Date.

Section 4. Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 14.8 of the Credit Agreement) (the “Effective Date”):

4.1 The Administrative Agent shall have received from all of the Lenders, Borrower and the Guarantors counterparts (in such number as may be requested by Administrative Agent) of this Third Amendment signed on behalf of such Persons.

4.2 The Administrative Agent shall have received all of the items described on Schedule 1 attached hereto. Each condition precedent in this Amendment (including, without limitation, those on Schedule 1) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each condition precedent.

4.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Borrower and each Guarantor hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby,

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notwithstanding the amendments and modifications contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since November 17, 2005, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Event.

5.3 Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	GOODRICH PETROLEUM COMPANY, L.L.C.

	By:	/s/ Robert C. Turnham, Jr.
Robert C. Turnham, Jr.
President and Chief Operating Officer

GUARANTORS:	GOODRICH PETROLEUM CORPORATION

	By:	/s/ Robert C. Turnham, Jr.
Robert C. Turnham, Jr.
President and Chief Operating Officer

GOODRICH PETROLEUM COMPANY – LAFITTE, L.L.C.

	By:	/s/ Robert C. Turnham, Jr.
Robert C. Turnham, Jr.
President and Chief Operating Officer

ADMINISTRATIVE AGENT:	BNP Paribas, as a Lender and as Administrative Agent

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Vice President

LENDER:	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Brian N. Thomas
	Name:	Brian N. Thomas
	Title:	Vice President

2200 Ross Avenue, Ste. 4200E
Dallas, TX 75201

	SCHEDULE 1 Document	Responsible Party

1.

Note dated the Third Amendment Effective Date, executed by Borrower, substantially in the form of Exhibit A to the Credit Agreement, one each payable to a Lender in the stated principal amount beside its name below:

BNP Paribas                 $35,000,000

VE

2.

First Amendment to Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated as of the Third Amendment Effective Date, executed by certain Restricted Companies, in Administrative Agent’s favor, and in form and substance satisfactory to Administrative Agent for filing in the following offices:

(a)    Goodrich Petroleum Company, L.L.C.:

         Bienville Parish, LA

         Caddo Parish, LA

         Cameron Parish, LA

         DeSoto Parish, LA

         Lafourche Parish, LA

         Plaquemines Parish, LA

         Terrebonne Parish, LA

(b)    Goodrich Petroleum Company Lafitte, L.L.C.:

         Jefferson Parish, LA

VE

3.

First Amendment to Second Lien Mortgage, Deed of Trust, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated as of the Third Amendment Effective Date, executed by Borrower, in Administrative Agent’s favor, in form and substance satisfactory to Administrative Agent for filing in the following offices:

Goodrich Petroleum Company, L.L.C.:

         Angelina County, TX

         Nacogdoches County, TX

         Panola County, TX

         Rusk County, TX

         San Patricio County, TX

         Smith County, TX

         Wharton County, TX

VE

Schedule 1

	SCHEDULE 1 Document	Responsible Party
4.

Officers’ Certificate for the following Restricted Companies dated as of the Third Amendment Effective Date, executed by its President or Vice President and Secretary or any Assistant Secretary as to resolutions of its directors or managers authorizing the Third Amendment and the transactions contemplated in it and the execution and delivery of the Third Amendment documents to which it is a party, the incumbency of its officers and a certification that its Bylaws or operating agreement, and its corporate charter or articles or organization have not changed since the Closing Date:

(a)    Goodrich Petroleum Corporation

(b)    Goodrich Petroleum Company, L.L.C.

(c)    Goodrich Petroleum Company – Lafitte, L.L.C.

Borrower

5.	Opinion dated as of the Third Amendment Effective Date, from counsel to the Companies, addressed to Administrative Agent and Lenders, in form and substance satisfactory to the Administrative Agent	Borrower’s Counsel

6.	Such other documents and items as Administrative Agent may reasonably request	Borrower

Schedule 1